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                                           1933 Act File No.: 2-93131
                                           1940 Act File No.: 811-4044

                       Securities and Exchange Commission
                              Washington, DC 20549


                                    Form N-1A

                   REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post Effective Amendment No. 22

                                     and/or

                  REGISTRATION UNDER THE INVESTMENT ACT OF 1940

                                Amendment No. 24

                          _____________________
--                       ----------------------

                               THE PARNASSUS FUND

              (Exact Name of Registrant as Specified in Charter)

                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Address of Principal Executive Office)

        Registrant's Telephone Number including Area Code: (415) 778-0200

                                Jerome L. Dodson
                        One Market - Steuart Tower #1600
                             San Francisco, CA 94105

                     (Name and Address of Agent for Service)
                             ----------------------

                  It is proposed that this filing will become effective

      X On May 1, 2003 pursuant to paragraph (b) of Rule 485
    ----



                                     Title of Securities Being
Registered..........Shares of Beneficial Interest, no par value.

                               THE PARNASSUS FUND
         One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
-----------------------------------------------------------------------------
PROSPECTUS-MAY 1, 2003

The Parnassus Fund (the "Fund") is a mutual fund, managed by Parnassus Investments (the "Adviser") that invests in a diversified group of securities. The Fund's investment objective is to achieve long-term growth of capital. The Adviser chooses the Fund's investments using social as well as financial criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.



                                TABLE OF CONTENTS
Investment Summary                 2    How to Purchase Shares             10
Performance Information            3    How to Redeem Shares               13
Fund Expenses                      4    Distributions and Taxes            15
The Legend of Mt. Parnassus        6    Financial Highlights               16
Investment Objective and Policies  6    General Information                16
Investment Risks                   8    Privacy Policies and Practices     17
The Adviser                        9


Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The Parnassus Fund is a stock fund whose investment objective is to achieve long-term growth of capital. The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but which are financially sound and have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings.

Although the Fund seeks to have almost all its assets invested in stocks or other equity securities, the Adviser will not invest in a company unless its stock is undervalued (i.e. selling at less than its intrinsic value as calculated by the Adviser). If the Adviser cannot find enough undervalued companies to complete a diversified portfolio, the Fund may invest a substantial portion of its assets in money market instruments (i.e. "cash" or cash equivalents). In pursuing such a policy, the Fund is not involved in market-timing, but rather holding "cash" until it can find undervalued stocks.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

Principal Risks of Investing in the Fund

Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions ---both here and abroad. The Fund's holdings can vary significantly from broad stock market indices. As a result, the Fund's performance can deviate from the performance of those indices. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

                             Performance Information

The bar chart below provides an indication of the risks of investing in the Parnassus Fund by showing changes in the Fund's performance from year-to-year over a ten-year period. The returns in the chart do not include the effect of the sales charge which would have made the returns lower. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

During the ten-year period shown in the bar chart, the highest return for a quarter was 44.6% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 24.3% (quarter ending September 30, 1998).

Below is a table comparing the performance of the Parnassus Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper Inc. The total return column of the table assumes that the maximum sales charge of 3.5% was deducted from the initial investment. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply. Figures are average annual returns for the one, five and ten-year periods ending December 31, 2002. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.



                          Average Annual Total Returns
                        (all periods ending 12/31/02)


-------------------------------------------------------------------------------------------------
                                                            One Year   Five Years   Ten Years
S&P 500 Index                                               (22.10%)     (0.58%)      9.33%
Lipper Multi-Cap Core Average                               (21.74%)     (0.25%)      8.51%
The Parnassus Fund Return before Taxes                      (30.57%)      2.73%       8.15%
The Parnassus Fund Return after Taxes on Distributions      (30.63%)      0.68%       5.69%
The  Parnassus  Fund Return after Taxes on  Distributions   (17.99%)      2.42%       6.32%
and Sale of Fund Shares


-------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


The Lipper Multi-Cap Core Average is the average return of all Multi-Cap Core Funds followed by Lipper (currently 553). Multi-Cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth.


The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply. The Parnassus Fund return before taxes reflects deductions for fees, expenses and the 3.5% maximum sales change. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).



                                    FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price) ............................. 3.5%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ............. None
Redemption Fees ......................................................... None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
Management Fees ......................................................... 0.65%
Distribution (12b-1) Fees ............................................... None
Other Operating Expenses ................................................ 0.41%
Total Annual Fund Operating Expenses ...................................  1.06%



Note: Actual fund expenses were only 1.00% since 0.06% of expenses were paid by brokers through the Fund's brokerage commissions.


The Example in this table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


       ONE YEAR        THREE YEARS         FIVE YEARS        TEN YEARS
         $454             $675                $914            $1,599


* The 5% figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.


The expenses shown above are the total fees paid throughout the time period--not expenses you pay every year. For example, the $1,599 figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period. The expenses shown above actually overstate the expenses paid by the Fund since the actual expense ratio based on expenses paid by the Fund was only 1.00%. However, the SEC requires that the Fund use expense figures that include expenses paid by brokers so shareholders can see what the expenses might be if there were no payments by brokers.

From time to time, the Fund directs brokerage commissions to firms that may pay certain expenses of the Fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the shareholders. Although the Fund can terminate this arrangement at any time, it plans to continue this practice indefinitely since its judgement is that it is in the best interest of shareholders. During 2002, $192,661 in fund expenses were paid from brokerage commissions or slightly less than 0.06% of assets.

                           THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle. Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and, frequently, the proud were humbled and the lowly were justified.


                        INVESTMENT OBJECTIVE AND POLICIES

Objective

The Fund's investment objective is to achieve long-term growth of capital. The Fund will attempt to achieve this objective by investing primarily in "equity securities" of companies of various sizes based on the criteria described below. "Equity securities" consist of common stocks or securities that can be converted into common stocks which include convertible bonds, convertible preferred stock and warrants. There can be no assurance that the Fund will achieve its objective.

Selection Process

In general, the Fund's Adviser uses three basic criteria in identifying equity securities eligible for the Fund's portfolio:

(1) the security is selling at a price below its intrinsic value as calculated by the Adviser (contrarian principle);

(2) the issuer is financially sound with good prospects for the future (financial principle); and

(3) the company, in the Adviser's judgment, meets the social criteria described below (social principle).

Once a security is purchased, however, the Adviser may continue to hold it even if it is no longer undervalued.

Social Policy

The Adviser looks for certain social policies in the companies in which the Fund invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria.

Although the Fund emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Parnassus Fund limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Fund's social criteria and still enable the Fund to provide a competitive rate of return.

Other Policies


The Fund may invest up to 15% of its total assets in foreign securities and up to 5% of its total assets in warrants. The Fund also may invest up to 5% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. The Fund may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market, and thus no liquidity, for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.


Under normal circumstances, the Fund will have virtually all of its assets invested in equity securities. However, in response to adverse market, economic or political conditions, for temporary defensive purposes or pending the investment of the proceeds from sale of shares of the Fund or sale of portfolio securities, or for other reasons at the discretion of the Adviser, all or part of the assets may be invested in money market instruments or in investment grade, long-term debt securities.


                                INVESTMENT RISKS

All investments involve risk and investing in the Fund is no exception. Because the Fund invests primarily in equity securities, there is the risk that individual stocks owned by the Fund could lose value. Also, the equity markets as a whole could go down, resulting in a decline in value of the Fund's investments. Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments. Investing heavily in money market instruments or investment grade, long-term debt securities limits the Fund's ability to achieve capital appreciation, but can help preserve the Fund's assets when the equity markets are unstable.

Foreign securities are affected by foreign markets, economics and political systems, which may not be as stable as in the U.S. Also, changing values of foreign currencies can cause losses and foreign securities may be less liquid than U.S. stocks and bonds. Differences in foreign laws, accounting standards, public information, custody and settlement practices provide less reliable information on foreign investments and involve more risks.

For risks of investing in community loan funds and money market instruments, see the caption "Other Policies" above.

                                   THE ADVISER

Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to the Fund, subject to the control of the Fund's Board of Trustees. It supervises and arranges the purchase and sale of securities held in the the Fund's portfolio. The Adviser has had 18 years of experience managing the Fund.

Jerome L. Dodson, 59, President and Trustee of the Parnassus Fund, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he received an MBA. Mr. Dodson has been the Fund's portfolio manager since its inception in 1984. He is also President and Trustee of the Parnassus Income Trust.


The Fund, under an Investment Advisory Agreement (the "Agreement") between the Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of the Fund's average daily net assets are used: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; and 0.60% of the amount above $200 million. For 2002, the Fund paid the Adviser a fee of $2,300,711 or 0.65% of its average daily net assets.

                             HOW TO PURCHASE SHARES

Because the sales charge on its shares is lower than that charged by many other investment companies which impose a sales charge, the Parnassus Fund is what is commonly called a "low load" fund.

Shares of the Fund may be purchased by sending a check directly to the Adviser, which is also the Fund's principal underwriter ("Distributor") (see "Direct Purchase of Shares" below), or by ordering shares through a broker-dealer which is a member of the National Association of Securities Dealers, Inc. and has signed a sales agreement with the Distributor (see "Purchases through a Broker-Dealer" below). The purchase price per share is the offering price, which is the net asset value per share as of the next calculation after the order is placed, plus a sales charge calculated as follows:

-------------------------------------------------------------------------------------------------------------------------
     Sales Charge as a Percentage of                  Offering          Net Asset          Dealer Discount as a
     Amount of Transaction at Offering Price            Price            Value           Percentage Offering Price
-------------------------------------------------------------------------------------------------------------------------
     Less than $15,000                                  3.5%              3.63%                    3.5%
     $15,000 but less than $25,000                      3.0%              3.09%                    3.0%
     $25,000 but less than $50,000                      2.5%              2.56%                    2.5%
     $50,000 but less than $100,000                     2.0%              2.04%                    2.0%
     $100,000 but less than $250,000                    1.5%              1.52%                    1.5%
     $250,000 but less than $500,000                    1.0%              1.01%                    1.0%
     $500,000 but less than $1,000,000                  0.5%              0.50%                    0.5%
     $1,000,000 or more                                              No Sales Charge
-------------------------------------------------------------------------------------------------------------------------

These types of investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge: 1) an individual, his or her spouse and their children purchasing for his, her or their own account(s) and 2) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account.

Certain categories of people may invest in the Parnassus Fund without paying a sales charge. These categories include Trustees, officers and employees of the Parnassus Fund and the Fund's Adviser, representatives registered with the National Association of Securities Dealers, Inc., custodial accounts qualifying under Section 403(b) or Section 401(k) of the Internal Revenue Code of 1986 (the
Code), pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Code and discretionary accounts of bank trust departments or registered investment advisers. Investors may be charged a transaction or other fee in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge) on their behalf by an investment adviser, a brokerage firm or other financial institution.

Statement of Intention (Letter of Intent)

A single investor may also obtain the reduced sales charges shown above by completing a Statement of Intention. By expressing in writing an intent to invest $15,000 or more within a thirteen-month period, a single investor may obtain the reduced sales charges shown above. To receive the reduced sales charge, you can complete the "letter of intent" section on the application or write your own letter of intent.

While a shareholder is not obligated to fulfill a letter of intent, if the goal is not met, the purchaser is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no Statement of Intention been signed.

Rights of Accumulation

A single investor may also obtain a cumulative quantity discount (known as a right of accumulation or ROA) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. A shareholder may also add the total of any investment in the Parnassus Income Trust to the Parnassus Fund total for purposes of calculating the sales charge. To benefit from any ROA, a shareholder must identify any ROA links to other accounts and communicate these links to the Fund's shareholder service staff.

Other Information

The Fund also offers additional services to investors, including plans for the systematic investment and withdrawal of money, as well as IRA, Roth IRA and SEP plans. Information about these plans is available from the Distributor.

The minimum initial investment in the Fund is $2,000 except for retirement plans, accounts opened pursuant to a Uniform Transfers to Minors Act or a Uniform Gifts to Minors Act (UGMA), and Parnassus Automatic Investment Plan
(PAIP) accounts which have a $500 minimum initial investment. The minimum additional investment is $50. The Distributor reserves the right to reject any order.

                            Direct Purchase of Shares

An investor should complete and mail an application form and send it along with a check payable to The Parnassus Fund. It should be sent to the Fund at the following address:

                               The Parnassus Fund
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

An initial investment must be at least $2,000 except for PAIP accounts, UGMA accounts and certain employee benefit plans or tax qualified retirement plans (e.g. IRA(s), SEP(s)) which have a $500 minimum. Additional investments for all accounts must be at least $50. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. The investment will be processed at the public offering price calculated on the same business day it is received if it arrives before 1:00 p.m. San Francisco time; otherwise, it will be processed the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

Purchases Via Parnassus Automatic Investment Plan (PAIP)

After making an initial investment to open an account, a Fund shareholder may purchase additional shares ($50 minimum) via the Parnassus Automatic Investment Plan (PAIP). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Fund and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

Purchases Through A Broker-Dealer

All orders placed with broker-dealers must be received by the broker-dealer prior to 1:00 p.m. San Francisco time in order to be processed that day. Any order received after 1:00 p.m. will be processed the following business day. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days.


Net Asset Value

The Fund's net asset value (NAV) per share is calculated at the close of trading on the NYSE, usually 4:00 p.m. Eastern time, on each day that the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day that there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The net asset value may not be determined on any day that there are no transactions in shares of the Fund. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. In general, the value of the Fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. See the Statement of Additional Information for details.
                                       12

Telephone Transfers

If a shareholder wishes to use telephone transfer privileges, he or she must indicate this on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in another one of the Parnassus Funds. Neither the Fund nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Fund and Parnassus Investments will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Fund and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

                              HOW TO REDEEM SHARES

You may sell or redeem your Fund shares by offering them for "repurchase" or "redemption" directly to the Fund or through your dealer. If you offer shares through your dealer before the close of the New York Stock Exchange and your dealer transmits your offer to the Distributor that day, you will receive that day's price. Your dealer may charge for this service, but you can avoid this charge by selling your shares directly to the Fund as described below.

To sell your shares directly to the Fund (that is, to redeem your shares), you must send your written instructions to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the net asset value next determined after receipt by the Fund of your written instructions in proper form. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Fund. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Fund by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Fund has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Fund will promptly send you a check for the proceeds from the sale. Ordinarily, the Fund must send you a check within seven days unless the New York Stock Exchange is closed for other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary to determine that the purchase check will be honored. Rules of the Securities and Exchange Commission (SEC) also authorize delayed redemptions during periods when trading on the Exchange is restricted or during an emergency which makes it impractical for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period authorized by the SEC for the protection of investors.

REINVESTMENT PRIVILEGE. If you redeem some or all of your shares and then change your mind, you may reinvest them without sales charge at the net asset value if you do so within 60 days. This privilege may be exercised only once by a shareholder with respect to this Fund. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or SEP. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested. If a shareholder redeems shares from the Fund and invests the proceeds in shares of the Parnassus Income Trust, the shareholder may reinvest the proceeds of the redemption of those shares back into the Fund at any time without a sales charge. The Fund reserves the right to modify or eliminate this exchange privilege in the future.

REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Fund, redeem all of the shares of any shareholder whose account is worth less than $500 as a result of a redemption. The Fund will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


                             DISTRIBUTIONS AND TAXES

All dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

Income dividends and capital gain distributions will ordinarily be paid once a year, and they are taxable in the year received. For the convenience of investors, all payments are made in shares of the Fund, and there is no sales charge for this reinvestment. Shareholders who prefer to receive payment of income dividends and/or capital gain distributions in cash should notify the Fund at least five days prior to the payment date. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.


The Fund may be required to impose backup withholding at a rate of 30% from any income dividends and capital gain distributions and upon payment of redemption proceeds. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.


To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Fund, such dividends, in the hands of the Fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.


The capital gain distribution is usually made in November of each year and the income dividend in December. If an investor purchases shares just before the distribution date, he or she will be taxed on the distribution even though it's a return of capital to the investor.

                              FINANCIAL HIGHLIGHTS

This section provides further details about the Fund's financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The Fund's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the Fund's annual report. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended December 31 are as follows:


                                                            2002       2001      2000      1999     1998
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 36.99    $ 39.22   $ 50.67   $ 36.24   $35.74
                                                         -------    -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income (loss)                                0.14      0.68       0.07    (0.21)    (0.06)
Net realized and unrealized gain (loss) on securities    (10.51)      2.39      0.68     17.29      0.56
                                                         -------      ----      ----     -----      ----
   Total income (loss) from investment operations       (10.37)       3.07      0.75     17.08      0.50
                                                        -------       -----     ----     -----      ----
Distributions:
Dividends from net investment income                          --     (0.56)    (0.08)        --        --
Distributions from net realized gain on securities        (0.83)     (4.74)   (12.12)    (2.65)        --
                                                          ------     ------   -------    ------
    Total distributions                                   (0.83)     (5.30)   (12.20)    (2.65)        --
                                                          ------     ------   -------    ------
Net asset value at end of period                         $ 25.79   $ 36.99   $ 39.22   $ 50.67    $36.24
                                                         =======   =======   =======   =======    ======
Total overall return*                                   (28.05%)      7.84%     1.98%    47.74%     1.40%
Ratios/supplemental data:
Ratio of expenses to average net assets                    1.00%      1.00%     0.92%     1.07%     1.10%
Decrease reflected in the above expense ratios due
     to fees paid indirectly                               0.06%         --        --        --        --
Ratio of net investment income (loss) to average net assets0.45%      1.73%     0.12%   (0.50%)   (0.09%)
Portfolio turnover rate                                  142.04%    127.43%   120.58%    65.70%    99.20%
Net assets, end of year (000's)                         $303,207  $405,536   $360,809  $363,817  $302,762


* Total overall return figures do not adjust for the sales charge.




                               GENERAL INFORMATION
Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and accounting agent. Jerome L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.

           PRIVACY POLICIES AND PRACTICES (not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

 We obtain non-public personal information about you from the following sources:
Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

                               Investment Adviser
                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                www.parnassus.com



                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105



                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111




                                  Legal Counsel

                                 Foley & Lardner

                             777 E. Wisconsin Avenue

                               Milwaukee, WI 53202


                   You can obtain additional information about
                  the Parnassus Fund. A Statement of Additional
                Information (SAl) dated May 1, 2003 has been filed with the
                        SEC and is incorporated in this
       prospectus by reference (i.e., legally forms a part of the prospectus).
         The Fund also publishes an annual, a semiannual and two quarterly reports each year that discuss the Fund's holdings and how recent market conditions as well as
        the Fund's investment strategies affected performance.
                        For a free copy of any of these
              documents or to ask questions about the Fund,
                call Parnassus Investments at (800) 999-3505.

              The SAl, the Fund's annual, semiannual and quarterly
             reports and other related materials are also available
            on the SEC's Internet Web site (http://www.sec.gov).
       You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington,
       D.C. 20549-0102. You can also review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov.
       Call 202-942-8090 for information on the operation of the SEC's Public
                Reference Room. The Investment Company Act of
              1940 File Number for the Parnassus Fund is 811-4044.

                               The Parnassus Fund
                                   One Market
                               Steuart Tower #1600
                             San Francisco, CA 94105
                                 (800) 999-3505



                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2003



The Parnassus Fund (the "Fund") is a diversified, open-end management investment company. Parnassus Investments is the Fund's adviser.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2003. The Fund's audited financial statements for the fiscal year ended December 31, 2002 are incorporated by reference to the Fund's Annual Report to shareholders dated December 31, 2002. You may obtain a free copy of the Prospectus or the Annual Report by calling the Fund at (800) 999-3505.


                                TABLE OF CONTENTS


                                      Page

         Investment Objective and Policies                        B-2
         Management                                               B-4
         Standing Audit Committee                                 B-8
         The Adviser                                              B-8
         Performance Advertising                                  B-11
         Net Asset Value                                          B-14
         Shareholder Services                                     B-14
         Distributions and Taxes                                  B-15
         General                                                  B-15
         Financial Statements                                     B-17

                       Investment Objectives and Policies

     The investment objective of the Fund is to realize long-term growth of capital. The Fund's principal strategies with respect to the composition of its portfolio are described in the prospectus.

Investment Restrictions

     The Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies which may not be changed without the approval of the holders of a "majority" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund's outstanding shares. A vote of the holders of a "majority" (as so defined) of the Fund's outstanding shares means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

   (1) With respect to 75% of its total net assets, purchase any security, other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

   (2) Purchase any security if, as a result, the Fund would have 25% or more of its net assets (at current value) invested in a single industry.

   (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

   (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

   (5) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not make additional purchases while borrowings are outstanding.

   (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

   (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   (8) Participate on a joint (or joint and several) basis in any trading account in securities.

   (9) Invest in securities of other registered investment companies except that the Fund may invest up to 10% of its assets (taken at current value) in other funds, but no more than 5% of its assets in any one fund. The Fund may not own more than 3% of the outstanding voting shares of any one fund except as part of a merger, consolidation or other acquisition.

   (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

                                       B-2
   (11) Make loans, except through repurchase agreements; however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

Portfolio Turnover


     For 2002, the portfolio turnover rate for the Parnassus Fund was 142.04% compared to 127.43% in 2001.


Operating Policies

     The Fund has adopted the following operating policies which may be changed by a vote of the majority of the Fund's Trustees:

(1) The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets.

(2) The Fund may not hold or purchase foreign currency, except as may be necessary in the settlement of foreign securities transactions.

(3) It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the Fund) that the Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted, i.e., those which cannot freely be sold for legal reasons; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under section 4 (2) of the Securities Act of 1933, as amended ("1933 Act"), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees.


Foreign Securities

     The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as: exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable change can increase its value). The Fund may also invest up to 5% of its total net assets in venture capital limited partnerships. These investments will not be liquid and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

     The Fund may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers' acceptances and securities which are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time the Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund is subject to the risk that the vendor may not pay the agreed-upon sum upon the delivery date.

     If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund. However, there may be delays and costs in establishing the Fund's rights to the collateral and the value of the collateral may decline. The Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

     Repurchase agreements can be considered as loans "collateralized" by the Resold Securities (such agreements being defined as "loans" in the 1940 Act). The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository.

Lending Portfolio Securities

     To generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. The Fund must receive 102% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. While the Fund does not have the right to vote securities that are on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and the Fund can demand repayment at any time.


                                   MANAGEMENT

     The Fund's Board of Trustees decides on matters of general policy and supervises the activities of the Fund's Adviser. All Trustees serve indefinite terms from one shareholders' meeting to the next and they all oversee four portfolios (funds) in the Parnassus complex. The Fund's officers conduct and supervise the daily business operations of the Fund. The Trustees and Officers of the Fund are as follows:

                              INDEPENDENT TRUSTEES

                                                                                         Current            Number of
                                                                                      Directorships       Portfolios in
                                                                                       Outside the      Parnassus Complex
                            Position       Length of        Principal Occupation         Parnassus      Overseen by Trustee
Name, Address and Age       with Fund     Time Served      During Past Five Years         Complex


Herbert A. Houston, 59       Trustee       Since 1998    Chief Executive Officer of                              4
Parnassus Investments                                    the Haight Ashbury Free
One Market                                               Clinics, Inc. 1987-1998.
Steuart Tower #1600                                      Currently, a health care
San Francisco, CA  94105                                 consultant.

Donald V. Potter, 57         Trustee       Since 2002    President and owner of       Director of                4
Parnassus Investments                                    Windermere Associates, a     Media Arts
One Market                                               consulting firm              Group, Inc.
Steuart Tower #1600                                      specializing in business
San Francisco, CA  94105                                 strategy.


"Independent" Trustees are Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act.

                               INTERESTED TRUSTEE


                                                                                                  Current         Number of
                                                                                               Directorships    Portfolios in
                                                                     Principal Occupation       Outside the       Parnassus
                                                     Length of      During Past Five Years       Parnassus         Complex
    Name, Address and Age           Officers        Time Served                                   Complex       Overseen by
    ---------------------           --------        -----------                                   -------
                                                                                                                   Trustee
                                                                                                                   -------
Jerome L. Dodson, 59 *            President and      Since 1984    President and Director                             4
Parnassus Investments                Trustee                       of Parnassus Investments
One Market                                                         since June of 1984.
Steuart Tower #1600
San Francisco, CA  94105

                                                           Officers

Bryant Cherry, 38                Vice President                    Vice President and
One Market                        and Treasurer                    Treasurer of Parnassus
Steuart Tower #1600                                                Investments since 2000.
San Francisco, CA  94105                                           Financial Consultant
                                                                   with Merrill Lynch & Co.
                                                                   1996-1997. Independent
                                                                   research analyst
                                                                   1998-1999.

Susan Loughridge, 54             Vice President                    Vice President and
One Market                                                         Shareholder Services
Steuart Tower #1600                                                Manager of Parnassus
San Francisco, CA  94105                                           Investments since 1993.

Todd Ahlsten, 31                 Vice President                    Financial Analyst and
One Market                                                         Director of Research at
Steuart Tower #1600                                                Parnassus Investments
San Francisco, CA  94105                                           since 1995.

Richard D. Silberman, 65            Secretary                      Attorney specializing in
1061 Eastshore, #200                                               business law.  Private
Albany, CA  94710                                                  practice.


*        "Interested" Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Fund's Adviser.

The Fund pays each of its Independent Trustees annual fees in addition to reimbursement for certain out-of-pocket expenses. The Fund has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund and the Board of any other investment companies managed by Parnassus Investments (the Fund Complex) for the calendar year ended December 31, 2002.

                               Compensation Table

                        Aggregate     Pension Or Retirement     Total Compensation From Fund
                        Compensation  Benefits Accrued As Part    and Fund Complex Paid to
Name and Position(1)    From Fund          of Fund Expenses               Trustees

Gail L. Horvath *         $3,500                 None                          $4,000
Herbert A. Houston       $15,318                 None                         $17,336
Donald E. O'Connor *      $4,585                 None                          $5,453
Donald V. Potter         $10,500                 None                         $11,583

Joan Shapiro *            $5,784                 None                          $6,900

(1)      Trustees who are interested do not receive compensation from the Fund.
*        Resignation was effective after 12-31-01.

The Fund pays each of its Trustees who is not affiliated with the Adviser or the Distributor annual fees of $10,500 in addition to reimbursement for certain out-of-pocket expenses. Dollar Amount of Holdings in the Parnassus Funds by Trustees and Officers as of 12-31-02.

Name          Parnassus Fund  Equity Income  Fixed-Income  California Tax-Exempt
----          --------------  -------------  ------------  ---------------------
J. Dodson            D              C              A                 B
H. Houston           B              A            None              None
D. Potter            B            None           None              None
T. Ahlsten           D              B              A                 A
B. Cherry            B              A              A               None
S. Loughridge        D              A            None              None
R. Silberman         D              C            None                B



Key
A - $1 - $10,000                    C - $50,001 - $100,000
B - $10,001 - $50,000               D - Over $100,000


As of March 31, 2003, the Trustees and Officers of the Fund as a group owned 1.1% of the Fund's outstanding shares.

Control Persons


     As of March 31, 2003, no shareholder owned more than 5% of the outstanding securities of the Fund. Trustees and Officers of the Parnassus Fund owned 1.1% of the outstanding shares.


Standing Audit Committee


     The Audit Committee consists of Herbert A. Houston and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Fund's independent public accountants, accounting policies and procedures, and other areas relating to the Fund's auditing process. The function of the Audit Committee and the Board of Trustees is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent public accountants are responsible to the Board of Trustees and the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2002.


                                   The Adviser


     Parnassus Investments acts as the Fund's investment adviser. Under its Investment Advisory Agreement ("Agreement") with the Fund, Parnassus Investments acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the Fund in accordance with its investment objective, policies and limitations. Parnassus Investments also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries and fees of all officers and all Trustees of the Fund who are "interested persons" under the 1940 Act. Parnassus Investments also provides the management and administrative services necessary for the operation of the Fund including coordinating relations with the custodian, transfer agent, independent accountants and attorneys. The Adviser also prepares all shareholder communication, maintains the Fund's records, registers the Fund's shares under state and federal laws and does the staff work for the Board of Trustees.


     The Agreement provides that the Adviser shall not be liable to the Fund for any loss to the Fund except by reason of the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     Jerome L. Dodson, President of the Parnassus Fund, owns a majority of the stock in the Adviser, Parnassus Investments, and as such can be considered the control person of the Adviser.


     The Fund pays the Adviser a fee for services performed at the annual rate of 1% of the Fund's average daily net assets up to $10 million, then declining to 0.75% of assets above $10 million up to $30 million, 0.70% above $30 million up to $100 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2000, 2001 and 2002, the Fund paid to Parnassus Investments under the Agreement the sums of $2,706,811, $2,432,811 and $2,300,711, respectively.

     As the Fund's underwriter (or Distributor), Parnassus Investments makes a continuous offering of the Fund's shares and receives fees and commissions for distributing the Fund's shares. For 2000, 2001 and 2002, Parnassus Investments received $284,445, $321,824 and $405,892, respectively, of which amounts the following was paid to other broker/dealers: $75,041 in 2000, $73,420 in 2001 and $90,255 in 2002.

     Pursuant to a Shareholder Servicing Plan and Agreement with the Fund, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third-party service providers. (Service providers who do not maintain an omnibus account or a network of linked accounts for their clients will be limited to a fee of 0.10% per annum paid by the Fund. Parnassus Investments, however, may elect to pay such service providers an additional 0.15% from its own funds for a total not to exceed 0.25% per annum.) For 2000, 2001, and 2002, respectively, the Fund paid service providers the following amounts: $163,516, $182,388 and $300,123. For 2000, 2001 and 2002, respectively, the Adviser paid service providers the following amounts: $150,418, $127,175 and $101,679.


     In addition to the Adviser's fee, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian, transfer agent and accounting services agent;
(vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum; (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may, subject to its obligation to obtain best execution, consider research provided by brokerage firms or whether those firms sold shares of the Fund.


     Parnassus Investments is the fund administrator and in this capacity handles all fund accounting and pricing services, including calculating the daily net asset values. Parnassus Investments received the following amounts from the Fund for 2000, 2001 and 2002, respectively: $70,000, $80,000 and $80,000.


Matters Considered by the Board


     The Investment Advisory Agreement was last approved by the Trustees, including all of the Independent Trustees on March 25, 2003 at a meeting called for that purpose. In approving the Agreement the Board primarily considered the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board requested and evaluated reports from the Adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.


     With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and the degree of risk undertaken by the portfolio manager. The Board reviewed the Adviser's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement and the profitability of the Adviser from its association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. In concluding that the benefits accruing to the Adviser by virtue of its relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Adviser's profit or loss on the Fund for the recent period. These matters were also considered by the Independent Trustees meeting separately.

Portfolio Transactions and Brokerage

     The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgement, implement the policy of the Fund to achieve "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts for which it exercises investment discretion. The Agreement also states that the Adviser shall use its judgement in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.

     The Fund recognizes in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question. The Adviser is also authorized in the Agreement to consider sales of Fund shares as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution."

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Adviser receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for research purposes, the Adviser will use its best judgement to make a reasonable allocation of the cost of the product attributable to non-research use.

     Research services provided through brokerage will be those providing information and analyses that directly assist the portfolio manager making investment decisions. Examples of such research services include Bloomberg information and research, HOLT cash flow analyses, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies.

     During 2002, the Parnassus Fund paid UBS/PaineWebber, Inc. a total of $191,155 in brokerage commissions under a "soft dollar" agreement whereby UBS/PaineWebber would provide research services to the Fund. During 2002, the Parnassus Fund and the Parnassus Equity Income Fund together directed $56,390 in commissions to Salomon Smith Barney to pay for a Bloomberg terminal. Allocation of commissions and research services were approximately 60% to the Parnassus Fund and 40% to the Parnassus Equity Income Fund.


     The Adviser may also use brokerage commissions to reduce certain expenses of the Fund subject to "best execution." For example, the Adviser may enter into an agreement to have a brokerage firm pay part or all of the Fund's custodian fee since this benefits the Fund's shareholders.


     In the over-the-counter market, securities may trade on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case, no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     During 2000, 2001 and 2002, the Fund paid $1,175,851, $844,210 and
$2,605,646, respectively, in brokerage commissions. Of those amounts, the following was paid in conjunction with research services: $899,292 in 2000, $532,078 in 2001 and $1,984,357 in 2002.


     Parnassus Investments may have clients other than the Fund that have objectives similar to the Fund. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be grouped together. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.


                             PERFORMANCE ADVERTISING


     From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund, from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the maximum public offering price (maximum sales charge) and that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value. Quotations of "overall return" are the same as "total return" except that "overall return" calculations do not deduct the sales charge.

     The Fund calculates total return by taking the total number of Fund shares purchased with a hypothetical $1,000 investment, adding all additional Fund shares purchased within the period with reinvested dividends, calculating the value of those shares at the end of the period and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account to calculate average annual total return during that period. The Fund will quote total return for the most recent one-year period and the average annual total return will be quoted for the most recent five-and ten-year periods, or for the life of the Fund, if shorter.


     Average annual total return is computed according to the following formula:


                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000, T = total return, n = number of years and ERV = ending redeemable value. Total return is historical information and is not intended to indicate future performance.

     The average annual total return after taxes on distributions is computed according to the following formula:

                                P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions, but not after taxes on redemption.

     The average annual total return after taxes on distributions and redemption is computed according to the following formula:

                                P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5 or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

                               PERFORMANCE FIGURES


                                                      Average Annual Total    Average Annual Total Return
                                                       Return (after taxes   (after taxes on distributions
   Periods Ending    Average Annual  Average Annual     on distributions)           and redemption)
  December 31, 2002    Total Return   Overall Return
      One Year          (30.57%)        (28.05%)            (30.63%)                    (17.99%)
     Five Years          2.73%           3.46%                0.68%                      2.42%
     Ten Years           8.15%           8.54%                5.69%                      6.32%



      Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

      Total return is the return to an individual shareholder after paying the maximum sales charge.

      Overall return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Parnassus Fund's performance to published returns in newspapers and magazines.

      For purposes of the computations of "after taxes on distributions" and "after taxes on distributions and redemptions", all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and also the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of "after taxes on distributions and redemptions" the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The Fund may also advertise its cumulative total return for prior periods and compare its performance to the performance of other selected mutual funds, selected market indicators such as the Standard & Poor's 500 Composite Stock Price Index or non-market indices or averages of mutual fund industry groups.

     The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which the ranking relates, the number of funds in that category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All Fund performance information is historical and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     The Fund's annual report contains additional performance information including a discussion by management. You may obtain a copy of the annual report without charge by calling or writing the Fund.

                                 NET ASSET VALUE

     In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 pm New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities traded on the NASDAQ Stock Market are also valued at the last recorded sale price as of 4:00 pm New York time. Other unlisted securities are valued at the quoted bid price in the over-the-counter market. Bonds and other fixed-income securities are valued by a third-party pricing service. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value) if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                              SHAREHOLDER SERVICES

Statement of Intention

     Reduced sales charges are available to investors who enter into a written Statement of Intention providing for the purchase within a thirteen-month period of a specified number of shares of the Fund. All shares of the Fund previously purchased and still owned are also included at the then net asset value in determining the applicable reduction.

     A Statement of Intention permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. Shares totaling 3.5% of the dollar amount of the Statement of Intention will be held in escrow by the Fund's transfer agent in the name of the shareholder. The effective date of a Statement of Intention may be back-dated up to 90 days in order that investments made during this 90-day period, valued at purchaser's cost, can be applied to the fulfillment of the Statement of Intention goal.

     The Statement of Intention does not obligate the investor to purchase nor the Fund to sell the indicated amount. In the event the Statement of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commissions, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intention should carefully read such Statement of Intention.

Systematic Withdrawal Plan

     A Systematic Withdrawal Plan (the "Plan") is available for shareholders having shares of the Fund with a minimum value of $10,000 based upon the offering price. The Plan provides for monthly checks in an amount not less than $100 or quarterly checks in an amount not less than $200.

     Dividends and capital gain distributions on shares held under the Plan are invested in additional full and fractional shares at net asset value. Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and capital gain distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $10,000 or more in a Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

Tax-Sheltered Retirement Plans

     Through the Distributor, retirement plans are available: Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs). Adoption of such plans should be on advice of legal counsel or tax adviser. Retirement accounts have a minimum initial investment of $500 and each subsequent investment must be at least $50. For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                                         DISTRIBUTIONS AND TAXES

     By paying out substantially all its net investment income (among other things), the Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.


     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     As of December 31, 2002, the Parnassus Fund had available for federal income tax purposes unused capital losses (capital loss carryforwards) of $32,764,133 expiring in 2010.


                                     GENERAL

     The Fund was organized as a Massachusetts business trust on April 4, 1984. Its Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Certificates representing shares will not be issued. Upon the Fund's liquidation, all shareholders would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional series of shares or classes thereof which may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgement thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meets its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgement or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust and Restated By-Laws provide that the Fund's shareholders have the right to remove a trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Fund is required to call a meeting of shareholders to vote on the removal of a trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund will continue indefinitely. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of the Trust's outstanding shares.

     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund's independent auditors.

     Union Bank of California, 475 Sansome Street, San Francisco, California 94111, has been selected as the custodian of the Fund's assets. Shareholder inquiries should be directed to the Fund.

     Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Fund's transfer agent and administrator. As transfer agent, Parnassus Investments receives a fee of $2.50 per account per month. As administrator, Parnassus Investments receives a fee of $80,000 per year. Jerome
L. Dodson, the Fund's President, is the majority stockholder of Parnassus Investments.

Code of Ethics

     The Adviser and the Board of Trustees of the Fund have adopted a Code of Ethics (the Code). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Code prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Code is on public file with, and is available from, the SEC.

                              FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended December 31, 2002, are expressly incorporated by reference and made a part of this Statement of Additional Information by reference to the Fund's Annual Report to shareholders dated December 31, 2002. A copy of the Annual Report which contains the Fund's audited financial statements for the year ending December 31, 2002, may be obtained free of charge by writing or calling the Fund.

                                     PART C
                                OTHER INFORMATION


Item 23. Exhibits
        (a) Declaration of Trust - filed 4/14/00

        (b) By-laws - filed herewith

        (c) Rights of Shareholders - filed 4/16/02

        (d) Investment Advisory Contract - filed 4/14/00

        (e) Distribution Agreement and Dealer Agreement - filed 4/14/00

        (g) Custodian Agreement - filed 4/14/00

        (h)(1) Agreement for Transfer Agent and Pricing Services - filed 4/14/00

        (h)(2) Shareholder Servicing Plan and Agreement - filed 4/14/01

        (h)(3) Amendment to Agreement for Transfer Agent and Pricing Services - filed 4/16/02

        (i) Opinion and Consent of Counsel - filed 4/16/02


        (j) Consent of Deloitte & Touche LLP - filed herewith

        (p) Code of Ethics - filed 4/14/01


Item       24. Persons Controlled by or under Common Control with Registrant:
           Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with The Parnassus Income Trust by virtue of having the same individuals as Trustees.

Item 25. Indemnification: Under the provisions of the Fund's Declaration of Trust, the Fund will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. The Fund's investment adviser, Parnassus Investments, is the investment adviser to The Parnassus Income Trust and also serves as investment adviser for separate portfolios.

Item 27. (a) Parnassus Investments serves as underwriter for both the
             Parnassus Fund and The Parnassus Income Trust.

         (b) The officers and directors of Parnassus Investments are as follows:

  Name and Principal
  Business Address          Position with Distributor   Position with Registrant
  ----------------          -------------------------   ------------------------
  Jerome L. Dodson          President and Director      President and Trustee
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Bryant Cherry             Vice President and            Vice President and
  One Market                    Treasurer                        Treasurer
  Steuart Tower #1600
  San Francisco, CA 94105

  Susan Loughridge          Vice President and            Vice President
  One Market                    Secretary
  Steuart Tower #1600
  San Francisco, CA 94105

  Todd Ahlsten              Vice President                  Vice President
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

  Thao N. Dodson            Director                            None
  One Market
  Steuart Tower #1600
  San Francisco, CA 94105

              (c) None

Item 28. Location of Accounts and Records: All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant's headquarters at One Market, Steuart Tower #1600, San Francisco, CA 94105.

Item 29.   Management Services: Discussed in Part A and Part B.

Item 30.   Undertakings: Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and the State of California on the 18th day of April 2003.


                                              The Parnassus Fund

                                              (Registrant)


                                              By:___________________________
                                                 Jerome L. Dodson
                                              President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                            Title                                Date


                          Principal Executive Officer
                                 and Trustee
                                                                   _4/18/03____
-----------------------
Jerome L. Dodson

                            Principal Financial and
                               Accounting Officer                ____4/18/03____
------------------------
Bryant Cherry


                                  Trustee
                                                                 ____4/18/03____
-----------------------
Donald V. Potter


                                  Trustee
------------------------
                                                                _____4/18/03____
Herbert A. Houston




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                                LIST OF EXHIBITS



                       (b) By-laws AS OF DECEMBER 6, 2002


                      (j) Consent of Deloitte & Touche LLP

                               THE PARNASSUS FUND
`
                                RESTATED BY-LAWS
                             As of December 6, 2002


                                    ARTICLE I
                                  SHAREHOLDERS

         1. Place of Meeting. All meetings of the Shareholders (which term as used herein shall, together with all other terms defined in the Declaration of Trust, have the same meaning as in the Declaration of Trust) shall be held at the principal office of the Trust or at such other place as may from time to time be designated by the Board of Trustees and stated in the notice of meeting.

         2. Calling of Meetings. Meetings of the Shareholders for any purpose or purposes (including the election of Trustees) may be called by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one-third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting.

         3. Notice of Meetings. Not less than ten days' and not more than ninety days' written or printed notice of every meeting of Shareholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each Shareholder entitled to vote thereat by leaving the same with him or at his residence or usual place of business or by mailing it, postage prepaid and addressed to him at his address as it appears upon the books of the Trust.

         No notice of the time, place or purpose of any meeting of Shareholders need be given to any Shareholder who attends in person or by proxy or to any Shareholder who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

         4. Record Dates. The President or the Board of Trustees may fix, in advance, a date, not exceeding ninety days and not less than ten days preceding the date of any meeting of Shareholders, and not exceeding ninety days preceding any dividend payment date or any date for the allotment of rights, as a record date for the determination of the Shareholders entitled to receive such dividends or rights, as the case may be; and only Shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.

         5. Quorum, Adjournment of Meetings. The presence in person or by proxy of the holders of record of one-third of the Shares of the stock of the Trust issued and outstanding and entitled to vote thereat, shall constitute a quorum at all meetings of the Shareholders. If at any meeting of the Shareholders there shall be less than a quorum present, the Shareholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned.

         6. Voting and Inspectors. At all meetings of Shareholders every Shareholder of record entitled to vote thereat shall be entitled to vote at such meeting either in person or by proxy appointed by instrument in writing subscribed by such Shareholder or his duly authorized attorney-in-fact.

         All elections of Trustees shall be had by a plurality of the votes cast and all questions shall be decided by a majority of the votes cast, in each case at a duly constituted meeting, except as otherwise provided in the Declaration of Trust or in these By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the Declaration of Trust or in these By-Laws.

         At any election of Trustees, the Board of Trustees prior thereto may, or, if they have not so acted, the chairman of the meeting may, and upon the request of the holders of ten per cent (10%) of the Shares entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath of affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken. No candidate for the office of Trustee shall be appointed such inspector.

         The chairman of the meeting may cause a vote by ballot to be taken upon any election or matter, and such vote shall be taken upon the request of the holders of ten per cent (10%) of the Shares entitled to vote on such election or matter.

         7. Conduct of Shareholders' Meetings. The meetings of the Shareholders shall be presided over by the President, or if he shall not be present, by a Vice-President, or if neither President nor any Vice-President is present, by a chairman to be elected at the meeting. The Secretary of the Trust, if present, shall act as Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor an Assistant Secretary is present, then the meeting shall elect its secretary.

         8. Concerning Validity of Proxies, Ballots, Etc. At every meeting of the Shareholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless inspectors of election shall have been appointed as provided in Section 6, in which event such inspectors of election shall decide all such questions.

                                   ARTICLE II
                                BOARD OF TRUSTEES

         1. Number of Tenure of Office. The business and property of the Trust shall be conducted and managed by a Board of Trustees consisting of four (4) persons, which number may be increased or decreased as provided in Section 2 of this Article. The Board of Trustees may sit and alter the terms of office of the Trustees, may lengthen or lessen their own terms or make their terms of indefinite duration, all subject to the 1940 Act. Trustees need not be Shareholders. No one shall continue to serve as an independent Trustee after the end of the calendar year in which that person achieves the age of seventy-five
(75).

         2. Increase or Decrease in Number of Trustees; Removal. The Board of Trustees may increase the number of Trustees to a number not exceeding fifteen, and may elect Trustees to fill the vacancies created by any such increase in the number of Trustees; the Board of Trustees may likewise decrease the number of Trustees to a number not less than three. Vacancies occurring other than by reason of any such increase shall be filled as provided for a Massachusetts business corporation. In the event that after proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more management nominees dies or becomes incapacitated, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee at any time may be removed either with or without cause by resolution duly adopted by the affirmative votes of the holders of the majority of the Shares of the Trust present in person or by proxy at any meeting of Shareholders at which such vote may be taken, provided that a quorum is present, or by such larger vote as may be required by Massachusetts law. Any Trustee at any time may be removed for cause by resolution duly adopted at any meeting of the Board of Trustees provided that notice thereof is contained in the notice of such meeting and that such resolution is adopted by the vote of at least two thirds of the Trustees whose removal is not proposed. As used herein, "for cause" shall mean any cause which under Massachusetts law would permit the removal of a Trustee of a business trust.

         3. Place of Meeting. The Trustees may hold their meetings, have one or more offices, and keep the books of the Trust outside Massachusetts, at any office or offices of the Trust or at any other place as they may from time to time by resolution determine, or, in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

         4. Regular Meetings. Regular meetings of the Board of Trustees shall be held at such time and on such notice, if any, as the Trustees may from time to time determine.

         5. Special Meetings. Special meetings of the Board of Trustees may be held from time to time upon call of the President or two or more of the Trustees, by oral or telegraphic or written notice duly served on or sent or mailed to each Trustee not less than one day before such meeting. No notice need be given to any Trustee who attends in person or to any Trustee who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Such notice or waiver of notice need not state the purpose or purposes of such meeting.

         6. Quorum. A majority of the Trustees then in office will constitute a quorum for the transaction of business provided that a quorum shall in no case be less than two Trustees. If at any meeting of the Board there shall be less than a quorum present (in person or by open telephone line, to the extent permitted by the 1940 Act), a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained. The act of the majority of the Trustees present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, by the Declaration of Trust or by these By-Laws.

         7. Executive Committee. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, elect from the Trustees an Executive Committee to consist of such number of Trustees as the Board may from time to time determine. The Board of Trustees by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Trustees. When the Board of Trustees is not in session, the Executive Committee shall have and may exercise any or all of the powers of the Board of Trustees in the management of the business and affairs of the Trust (including the power to authorize the seal of the Trust to be affixed to all papers which may require it) except as provided by law and except the power to increase or decrease the size of, or fill vacancies on the Board. The Executive Committee may fix its own rules of procedure, and may meet, when and as provided by such rules or by resolution of the Board of Trustees, but in every case the presence of a majority shall be necessary to constitute a quorum. In the absence of any member of the Executive Committee the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Trustees to act in the place of such absent member.

         8. Other Committees. The Board of Trustees, by the affirmative vote of a majority of the entire Board, may appoint other committees which shall in each case consist of such number of members and shall have and may exercise such powers as the Board may determine in the resolution appointing them. A majority of all members of any such committee may determine its action, and fix the time and place of its meetings, unless the Board of Trustees shall otherwise provide. The Board of Trustees shall have power at any time to change the members and powers of any such committee, to fill vacancies, and to discharge any such committee.

         9. Informal Action by and Telephone Meetings of Trustees and Committees. Any action required or permitted to be taken at any meeting of the Board of Trustees or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board, or of such committee, as the case may be. Trustees or members of a committee of the Board of Trustees may participate in a meeting by means of a conference telephone or similar communications equipment; such participation shall, except as otherwise required by the 1940 Act, have the same effect as presence in person.

         10. Compensation of Trustees. Trustees shall be entitled to receive such compensation from the Trust for their services as may from time to time be voted by the Board of Trustees.

         11. Dividends. Dividends or distributions payable on the Shares may, but need not be, declared by specific resolution of the Board as to each dividend or distribution; in lieu of such specific resolutions, the Board may, by general resolution, determine the method of computation thereof, the method of determining the Shareholders to which they are payable and the methods of determining whether and to which Shareholders they are to be paid in cash or in additional Shares.


                                   ARTICLE III
                                    OFFICERS

         1. Executive Officers. The executive officers of the Trust shall be chosen by the Board of Trustees. These shall include a President, a Secretary and a Treasurer. The Board of Trustees may also in its discretion appoint one or more Vice-Presidents, Assistant Secretaries, Assistant Treasurers, (the number thereof to be determined by the Board of Trustees) and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine. The Board of Trustees may fill any vacancy which may occur in any office. Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or by these By-Laws to be executed, acknowledged or verified by two or more officers.

         2. Term of Office. The term of office of all officers shall be as fixed by the Board of Trustees; however, any officer may be removed from office at any time with or without cause by the vote of a majority of the entire Board of Trustees.

         3. Powers and Duties. The officers of the Trust shall have such powers and duties as generally pertain to their respective offices, as well as such posers and duties as may from time to time be conferred by the Board of Trustees or the Executive Committee.


                                   ARTICLE IV
                                     SHARES

         1. Certificates of Shares. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise authorize. In lieu of issuing certificates for Shares, the Board of Trustees or the transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed for all purposes hereunder, to be the holders of certificates for such Shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

        2. Transfer of Shares. Shares shall be transferable on the books of the Trust by the holder thereof in accordance with the requirement of Article 8 of the Uniform Commercial Code as such Article 8 applies to uncertificated securities.

     3. Stock Ledgers. The stock ledgers of the Trust, containing the name and address of the Shareholders and the number of shares held by them respectively, shall be kept at the principal offices of the Trust or, if the Trust employs a transfer agent, at the offices of the transfer agent of the Trust.

         4. Lost, Stolen or Destroyed Certificates. The Board of Trustees may determine the conditions upon which a new certificate may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in their discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety to the Trust and the transfer agent, if any, to indemnify it and such transfer agent against any and all loss or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.


                                    ARTICLE V
                                      SEAL

         The Board of Trustees shall provide a suitable seal of the Trust, in such form and bearing such inscriptions as it may determine.


                                   ARTICLE VI
                                   FISCAL YEAR

         The fiscal year of the Trust shall be fixed by the Board of Trustees.


                                   ARTICLE VII
                              AMENDMENT OF BY-LAWS

         The By-Laws of the Trust may be altered, amended, added to or repealed by the Shareholders or by majority vote of the entire Board of Trustees, but any such alteration, amendment, addition or repeal of the By-Laws by action of the Board of Trustees may be altered or repealed by the Shareholders, but the Board of Trustees may not alter or repeal any alteration, amendment, addition or repeal enacted by the Shareholders.

                          INDEPENDENT AUDITORS' CONSENT

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 22 to Registration Statement No. 2-93131 of The Parnassus Fund on Form N-1A of our report dated January 24, 2003 appearing in the Annual Report of The Parnassus Fund for the year ended December 31, 2002, and incorporated by reference in the Statement of Additional Information which is part of this Registration Statement, (b) the reference to us under the headings "Financial Highlights" and "General Information" appearing in the Registration Statement, and (c) the reference to us under the heading "General" appearing in the Statement of Additional Information, which is also part of such Registration Statement.

Deloitte & Touche LLP

San Francisco, California
April 15, 2003



Deloitte & Touche LLP

San Francisco, California
April 15, 2003